SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                         Bank West Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                         Bank West Financial Corporation
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

 [X]    No fee required.


 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)     Title of each class of securities to which transaction applies:

         (2)     Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)     Proposed maximum aggregate value of transaction:

         (5)     Total fee paid:

[  ]     Fee paid previously with preliminary materials.



[  ]     Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)     Amount previously paid:

         (2)     Form, schedule or registration statement no.:

         (3)     Filing party:

         (4)     Date filed:

                         BANK WEST FINANCIAL CORPORATION
                            2185 Three Mile Road N.W.
                          Grand Rapids, Michigan 49544
                                 (616) 785-3400


                                                                 October 1, 1997

Dear Fellow Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Bank West Financial Corporation. The meeting will be held at the Grand Rapids Elks Lodge No. 48 located at 2715 Leonard Street, N.W., Grand Rapids, Michigan 49504 on Wednesday, October 29, 1997 at 10:00 a.m., Eastern Time. As more fully described in the accompanying materials, the purpose of the meeting is to elect three directors and to ratify the appointment of independent auditors. We strongly urge you to support your Company's nominees and to sign, date and return the enclosed proxy card today. Your vote is important, even if you only hold a few shares.

Your Board of Directors Believes in Stockholder Representation

         Each member of your current Board of Directors owns a substantial amount of the Company's common stock. Excluding stock options, each director owns in excess of $200,000 of the Company's common stock based on recent market prices. See "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management" in the attached Proxy Statement.

         In response to recent requests for Board representation from two separate stockholders of the Company, your Board carefully reviewed the background and qualifications of each proposed nominee and determined to increase the size of the Board in order to add Harry E. Mika as a Board nominee. We believe Mr. Mika (who owns over 7.2% of our common stock) has extensive experience with other financial institutions, is very familiar with our market area, and will be a valuable addition to your Board if elected.

         Your Board of Directors has a substantial investment in the Company and represents all stockholders. We intend to continue to take steps to enhance stockholder value.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your  continued   support  of  and  interest  in  Bank  West  Financial
Corporation are sincerely appreciated.

                                                 Sincerely,

                                                 /s/Paul W. Sydloski
                                                 -------------------
                                                 Paul W. Sydloski, President and
                                                   Chief Executive Officer

                         BANK WEST FINANCIAL CORPORATION
                            2185 Three Mile Road N.W.
                          Grand Rapids, Michigan 49544
                                 (616) 785-3400

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To
                           Be Held on October 29, 1997

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Bank West Financial Corporation (the "Company") will be held at the Grand Rapids Elks Lodge No. 48 located at 2715 Leonard Street, N.W., Grand Rapids, Michigan 49504 on Wednesday, October 29, 1997 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three directors for terms of three years or until their successors have been elected and qualified;

         (2) To ratify the appointment of Crowe Chizek and Company LLP as the Company's independent auditors for the fiscal year ending June 30, 1998; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

         Stockholders of record of the Company as of the close of business on September 15, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                 /s/Paul W. Sydloski
                                                 -------------------
                                                 Paul W. Sydloski, President and
                                                   Chief Executive Officer


Grand Rapids, Michigan
October 1, 1997


--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                         BANK WEST FINANCIAL CORPORATION


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                October 29, 1997


       This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share ("Common Stock"), of Bank West Financial Corporation (the "Company"), which acquired all of the common stock of Bank West, FSB (the "Bank") issued in connection with the conversion of the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank in March 1995 (the "Conversion").

       Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Grand Rapids Elks Lodge No. 48 located at 2715 Leonard Street N.W., Grand Rapids, Michigan 49504 on Wednesday, October 29, 1997 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about October 1, 1997.

       Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

       Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (James A. Koessel, Secretary, Bank West Financial Corporation);
(ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                            VOTING AND REQUIRED VOTES

       Only stockholders of record at the close of business on September 15, 1997 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,753,475 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.

       Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the election of directors and the ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."


          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

       The Bylaws of the Company presently provide that the Board of Directors shall consist of nine members, and the Articles of Incorporation and Bylaws of the Company presently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director, and no director or nominee for director is related to any other director, nominee for director or executive officer of the Company by blood, marriage or adoption.

       Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

                                                                      Position with the Company and the
                                                                         Bank and Principal Occupation          Director
Name                                  Age(1)                           During the Past Five Years               Since(2)
----                                  ------                           --------------------------               --------
                                                                    Nominees for Director

Paul W. Sydloski                        55                          President, Chief Executive Officer and        1992
                                                                    Director of the Company since 1994 and
                                                                    of the Bank since 1992.  Prior thereto,
                                                                    President, Chief Executive Officer and
                                                                    Director of Homestead, F.S.B. in Albion,
                                                                    Michigan.

John H. Zwarensteyn                     52                          Director; President, Chief Executive          1992
                                                                    Officer and sole stockholder of Gemini
                                                                    Corporation, Grand Rapids, Michigan, a
                                                                    publishing and communications concern,
                                                                    since 1979; Chairman of the Board and
                                                                    Chief Executive Officer of Plexus
                                                                    Communications Services, Grand Rapids,
                                                                    Michigan, since July 1996.

Harry E. Mika                           77                          Director and Senior Vice President of         --
                                                                    Ameribank in Muskegon, Michigan from
                                                                    1989 to 1996; prior thereto, Director and
                                                                    Senior Vice President of MetroBank in
                                                                    Grand Rapids, Michigan.  Also Director
                                                                    of the Grand Rapids Urban League,
                                                                    Director of the Grand Rapids Builders
                                                                    Association Foundation, Director of the
                                                                    St. Alphonsus Foundation, and Trustee of
                                                                    the Grand Rapids Sierra Club.

The Board of Directors recommends that you vote FOR the election of the above nominees for director.

                                                                    Directors Whose Terms Expire in 1998

George A. Jackoboice                    55                          Chairman of the Board of the Company          1978
                                                                    and the Bank since 1994 and 1992,
                                                                    respectively.  President of Monarch
                                                                    Hydraulics, Inc., Grand Rapids, Michigan
                                                                    since 1983.

                          (Footnotes on following page)

                                                                      Position with the Company and the
                                                                         Bank and Principal Occupation          Director
Name                                  Age(1)                           During the Past Five Years               Since(2)
----                                  ------                           --------------------------               --------
Carl A. Rossi                           67                          Director; President of Kentwater Land         1972
                                                                    Co., Grand Rapids, Michigan since 1970.
                                                                    Also part owner and Sales and Contract
                                                                    Manager for Bay Area Interiors, Grand
                                                                    Rapids, Michigan since 1991.

Robert J. Stephan                       61                          Director; President and Chief Executive       1990
                                                                    Officer of SecureOne Benefit
                                                                    Administrators, Inc., Grand Rapids,
                                                                    Michigan, which insures businesses
                                                                    against various risks, since July 1995.
                                                                    Prior thereto, President, Chief Executive
                                                                    Officer and sole stockholder of Risk
                                                                    Control, Inc., Grand Rapids, Michigan,
                                                                    from 1993 to July 1995.  Prior thereto,
                                                                    President of the Risk Control Division of
                                                                    Willis Corroon Corporation of Western
                                                                    Michigan from 1979 to 1993.

                                                                    Directors Whose Terms Expire in 1999

Richard L. Bishop                       53                          Director; President of Jurgens &              1991
                                                                    Holtvluwer Men's Store, Inc., Grand
                                                                    Rapids, Michigan.

Thomas D. DeYoung                       59                          Director; President and principal             1979
                                                                    stockholder of DeYoung & Associates,
                                                                    Grand Rapids, Michigan, a commercial
                                                                    building contractor since 1993.  Prior
                                                                    thereto, President of DeYoung & Bagin,
                                                                    Grand Rapids, Michigan, a commercial
                                                                    building contractor, since 1975.

Jacob Haisma                            61                          Director; owner of Jacob Haisma               1979
                                                                    Builders, Inc., Grand Rapids, Michigan,
                                                                    since 1960.
-------------
(1)    As of August 31, 1997.
(2)    Includes service as a director of the Bank.

Stockholder Nominations

       Article 7.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder nomination was received and reviewed by the Board of Directors of the Company, but was withdrawn after the stockholder was informed that the Board of Directors had nominated Harry E. Mika. The Articles of Incorporation set forth specific requirements with respect to stockholder nominations.

Board Meetings and Committees

       The Board of Directors of the Company met seven times during the year ended June 30, 1997. Directors of the Company receive no fees from the Company for attending Board of Directors meetings or committee meetings. The Board of Directors has standing audit and executive committees as described below. The Board of Directors of the Company does not have a compensation committee. No director of the Company attended fewer than 75% in the aggregate of the meetings of the Board of Directors held during fiscal 1997 and the total number of meetings held by all committees of the Board on which he served during the year.

       The Audit Committee reviews the scope and results of the audit performed by the Company's independent auditors and reviews with management and such independent auditors the Company's system of internal control and audit. The Audit Committee also reviews all examination and other reports by federal banking regulators. The members of the Audit Committee for both the Company and the Bank are Messrs. Stephan (Chairman), Jackoboice and Bishop. The Audit Committee met twice in fiscal 1997.

       The Executive Committee, which consists of Messrs. Jackoboice (Chairman), Rossi, DeYoung, Sydloski and, as nonvoting members, Koessel and Twardy, is authorized to act on behalf of the Board of Directors of the Company between scheduled Board meetings, subject to the limitations on its powers and authorities set forth under Michigan law. The Executive Committee is the same for the Company and the Bank and met twice in fiscal 1997.

       The full Board of Directors of the Company serves as the Nominating Committee and met once during fiscal 1997 in such capacity. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company. Article 7.F of the Company's Articles of Incorporation provides certain procedures which stockholders must follow in making director nominations. If such stockholder nominations are made, ballots will be provided at the Annual Meeting bearing the name of a stockholder's nominee or nominees.

       Regular meetings of the Board of Directors of the Bank are held on at least a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. There were 14 meetings of the Board of Directors held during the year ended June 30, 1997. No director attended fewer than 75% of the total number of meetings of the Board of Directors of Bank West during fiscal 1997 and the total number of meetings held by all committees of the Board on which the director served during such year.

       The Board of Directors of the Bank has established various committees, including Executive, Audit, Compensation and Nominating Committees. The Bank's Executive and Audit Committees consist of the same members with the same responsibilities as the Company's Executive and Audit Committees. The Bank's Executive and Audit Committees each met twice in fiscal 1997.

       The Compensation Committee reviews the compensation of the Bank's officers and employees, and the members of the Committee also serve as trustees of the ESOP and as administrators of the Company's stock benefit plans. The members of the committee are Messrs. Stephan (Chairman), Jackoboice and Haisma, and the committee met seven times during the year ended June 30, 1997.

Executive Officers Who Are Not Directors

       The following table sets forth certain information with respect to the executive officers of the Company who are not directors. There are no arrangements or understandings between the Company and any such person pursuant to which such person was elected an executive officer of the Company, and no such officer is related to any director or officer of the Company by blood, marriage or adoption.


Name                     Age(1)       Principal Occupation During the Past Five Years
----                     ------       -----------------------------------------------
James A. Koessel           48         Vice President and Chief Lending Officer of the
                                      Company and the Bank since December 1994 and
                                      September 1992, respectively; Secretary of the
                                      Company and the Bank since February 1996; Vice
                                      President and Branch Manager for Mortgage
                                      Corporation of America, Grand Rapids, Michigan,
                                      from 1991 to August 1992; prior thereto, Vice
                                      President and Residential Lending Manager for
                                      NBD Bank, Grand Rapids, Michigan.

Kevin A. Twardy, CPA       30         Vice President and Chief Financial Officer of the
                                      Company and the Bank since December 1994 and
                                      November 1994, respectively; prior to joining the
                                      Bank in November 1994, Manager for six months
                                      with the accounting firm of Crowe Chizek and
                                      Company, Grand Rapids, Michigan; prior thereto,
                                      Senior Auditor with Ernst & Young, Chicago,
                                      Illinois.

Laurie Adams               41         Director of Retail Banking of the Company and
                                      the Bank since July 1996; prior thereto,
                                      Administrative Services Manager and Investment
                                      Representative for FMB State Savings Bank and
                                      FMB Investment Services, Holland, Michigan,
                                      from 1990 and 1993, respectively.

----------------------------

(1)    As of August 31, 1997.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, and (iii) all directors and executive officers of the Company and the Bank as a group.

                                                                     Common Stock
                                                               Beneficially Owned as of
                                                             September 15, 1997(1)(2)(3)
                                                           --------------------------------

   Name of Beneficial Owner                                    Amount                      %
   ------------------------                                    ------                      -
Bank West Financial Corporation                              161,143(4)                   9.2%
  Employee Stock Ownership Plan Trust
2185 Three Mile Road N.W.
Grand Rapids, Michigan 49544

John Hancock Advisors, Inc.                                  150,000(5)                   8.6%
101 Huntington Avenue
Boston, Massachusetts  02199

Director Nominee:
  Harry E. Mika                                                 126,300                   7.2%
  2147 Wildfield Drive, N.E.
  Grand Rapids, Michigan  49505
Directors:
  George A. Jackoboice                                        24,918(6)                   1.4%
  Paul W. Sydloski                                            34,414(7)                   2.0%
  Richard L. Bishop                                           19,936(8)                   1.1%
  Thomas D. DeYoung                                           15,402(9)                    .9%
  Jacob Haisma                                               32,436(10)                   1.8%
  Carl A. Rossi                                              17,730(11)                   1.0%
  Robert J. Stephan                                          24,944(12)                   1.4%
  John H. Zwarensteyn                                        23,861(13)                   1.4%
All directors, nominees and executive officers of the
  Company and the Bank as a group (11 persons)               354,081(2)(3)(4)            19.8%

LaSalle Financial Partners Limited Partnership              119,000(14)                   6.8%
350 E. Michigan Avenue, Suite 500
Kalamazoo, Michigan  49007

------------------

(1) Based upon information furnished by the respective persons. Pursuant to rules promulgated under the 1934 Act, a person is deemed to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

                     (Footnotes continued on following page)

       Unless otherwise indicated, the named beneficial owner has sole voting power and sole investment power with respect to the indicated shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group. The amounts set forth in the table include shares which may be received upon the exercise of stock options within 60 days of the Voting Record Date as follows: for each non-employee director, 3,469 shares; for Mr. Sydloski, 3,600 shares; and for all directors and executive officers as a group, 34,883 shares.

(3) Includes restricted shares granted pursuant to the Company's Management Recognition Plans ("MRPs") as follows: for each non-employee director, 3,253 shares; for Mr. Sydloski, 17,627 shares; and for all directors and executive officers as a group, 56,988 shares. While these restricted shares have not yet vested or been distributed to the recipient of the grant, the grant recipients are entitled to vote the restricted shares. The trustees of the MRPs, who consist of directors of the Company, will vote the aggregate 15,812 shares of Common Stock held by the MRPs which have not yet been granted in the same proportion that holders of unvested MRP awards vote their unvested MRP shares. The trustees disclaim beneficial ownership of such shares, which are not included in the above table.

(4) The Bank West Financial Corporation Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Bank West Financial Corporation Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Jackoboice, Bishop and Haisma, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 125,556 shares of Common Stock held in the Trust were unallocated and 36,450 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees and will generally vote unallocated shares held in the ESOP in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the unallocated shares held by the Trust. The total for all directors and executive officers as a group includes 9,810 shares allocated to the ESOP accounts of the four executive officers.


                     (Footnotes continued on following page)

(5) These shares are held by the John Hancock Bank and Thrift Opportunity Fund (the "Fund"). Pursuant to an advisory agreement with the Fund date July 21, 1994, John Hancock Advisors, Inc. ("JHA") has sole voting and dispositive power as to these shares. JHA is a wholly owned subsidiary of The Berkeleley Financial Group ("TBFG"), which is a wholly owned subsidiary of John Hancock Asset Management ("JHAM"), which is a wholly owned subsidiary of John Hancock Subsidiaries, Inc. ("JHSI"), which is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICO"). The principal business office of TBFG is located at the same address as JHA, and the principal business offices of JHMLICO, JHSI and JHAM are located at John Hancock Place, P. O. Box 111, Boston, MA 02117. The direct and indirect parent companies of JHA may be deemed to have indirect beneficial ownership of these shares.

(6) Includes 11,053 shares held jointly with Mr. Jackoboice's spouse, with whom voting and dispositive power is shared, 1,644 shares held by Mr. Jackoboice's individual retirement account ("IRA"), 1,644 shares held by his spouse's IRA, and 3,141 shares held as custodian for his children. Excludes the shares held by the ESOP, of which Mr. Jackoboice is one of three trustees.

(7) Includes 2,750 shares held jointly with Mr. Sydloski's spouse, with whom voting and dispositive power is shared, 4,756 shares held by Mr. Sydloski's IRA, 900 shares held by his spouse, which Mr. Sydloski may be deemed to beneficially own, and 4,781 shares allocated to Mr. Sydloski's ESOP account.

(8) Includes 9,289 shares held jointly with Mr. Bishop's spouse, with whom voting and dispositive power is shared, and 3,211 shares held by Mr. Bishop's IRA. Excludes the shares held by the ESOP, of which Mr. Bishop is one of three trustees.

(9) Includes 2,772 shares held by Mr. DeYoung's IRA, 1,169 shares held by his spouse's IRA, and 4,025 shares held as trustee for two different trusts.

(10) Includes 25,000 shares held jointly with Mr. Haisma's spouse, with whom voting and dispositive power is shared. Excludes the shares held by the ESOP, of which Mr. Haisma is one of three trustees.

(11) Includes 1,549 shares held jointly with Mr. Rossi's spouse, with whom voting and dispositive power is shared, 4,886 shares held by Mr. Rossi's IRAs and retirement plans, 1,327 shares held by his spouse's IRA, and 2,532 shares held by a corporation in which Mr. Rossi is President.

(12) Includes 4,182 shares held jointly with Mr. Stephan's spouse, with whom voting and dispositive power is shared, 12,318 shares held by Mr. Stephan's IRA, and 1,005 shares held by his spouse's IRA.

(13) Includes 3,500 shares held jointly with Mr. Zwarensteyn's spouse, with whom voting and dispositive power is shared, 10,326 shares held by Mr. Zwarensteyn's IRA, and 2,599 shares held by his spouse's IRA.


                     (Footnotes continued on following page)

(14) The general partners consist of LaSalle Capital Management, Inc. ("LaSalle Capital") and Talman Financial, Inc. ("Talman"). LaSalle Capital is controlled by Florence and Richard J. Nelson and is located at the same address as LaSalle Financial Partners. Talman is controlled by Peter T. Kross and is located at 248 Grosse Pointe Boulevard, Grosse Pointe Farms, Michigan 48236.


Section 16(a) Beneficial Ownership Reporting Compliance

       Under Section 16(a) of the Exchange Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the fiscal year ended June 30, 1997.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

       The Company has not yet paid separate compensation directly to its officers. However, the Company reimburses the Bank for the Company's pro rata share of the compensation of the officers pursuant to an employee cost sharing agreement. The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the fiscal year ended June 30, 1997 to the President and Chief Executive Officer of the Company and the Bank.

                                                 Annual Compensation                     Long Term Compensation
                                    ------------------------------------ ----------------------------------------------
                                                                                      Awards               Payouts
                                                                          ------------------------------   -------
                                                              Other                           Securities
       Name and            Fiscal                             Annual       Restricted         Underlying     LTIP       All Other
   Principal Position       Year     Salary(1)    Bonus    Compensation   Stock Award(2)       Options(3)   Payouts  Compensation(4)
   ------------------       ----     ---------    -----    ------------   --------------       ----------   -------  ---------------
Paul W. Sydloski,           1997     $107,693     $   --         --         $     --             20,000        --          $34,911
  President and Chief       1996      104,607         --         --            220,330            9,000        --           21,212
  Executive Officer         1995       99,365         --         --               --                 --        --            5,784

-----------------

(1) Includes directors' fees of $8,400 for each of fiscal 1997, 1996 and 1995.

(2) Represents the grant of 22,033 shares of restricted Common Stock pursuant to the Company's 1995 Management Recognition Plan for Officers, which shares were deemed to have had the indicated value at the date of grant. The restricted stock which has not yet vested as of June 30, 1997 had a fair market value of $237,965 at June 30, 1997, based on the $13.50 per share closing market price on such date. The award vests at the rate of 20% a year over a five-year period commencing on the first anniversary of the date of grant, and dividends are paid on the restricted shares.

(3) Consists of stock options granted pursuant to the Company's 1995 Key Employee Stock Compensation Program, which options vest and are exercisable at the rate of 20% a year over a five-year period commencing on the first anniversary of the date of grant.

(4)    Includes  $32,874,  $19,537 and $4,491 of Common  Stock  allocated to Mr.
       Sydloski's account in the ESOP for fiscal 1997, 1996 and 1995, respectively. Also includes $1,293 of annual life insurance premiums paid in each of fiscal 1997, 1996 and 1995 to provide life insurance on Mr. Sydloski's life for the benefit of his spouse in the amount of $300,000 and, for fiscal 1997 and 1996, $744 and $382 of matching contributions paid by the Bank to Mr. Sydloski's account under the Bank's 401(k) plan.

Fiscal Year and Fiscal Year-End Option Values

       The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to stock options granted during fiscal 1997.

                                               Individual Grants
                       ------------------------------------------------------------------
                                     Percent of Total
                       Options       Options Granted      Exercise
           Name        Granted       to Employees(2)       Price          Expiration Date
           ----        -------       ---------------       -----          ---------------
Paul W. Sydloski       20,000(1)          23.1%           $10.75(3)      December 20, 2006
------------------------

(1) None of the indicated awards were accompanied by stock appreciation rights.

(2) Percentage of options granted to all employees and directors during fiscal 1997.

(3) The exercise price was based on the market price of the Common Stock on the date of the grant.


       No options were exercised during fiscal 1997. The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year and the value with respect thereto.

                      Shares                                   Number of                         Value of Unexercised
                     Acquired                             Unexercised Options                    in the Money Options
                        on                                 at Fiscal Year End                     Fiscal Year End(1)
                        on            Value         -------------------------------        --------------------------------
        Name         Exercise       Realized        Exercisable       Unexercisable        Exercisable        Unexercisable
        ----         --------       --------        -----------       -------------        -----------        -------------
Paul W. Sydloski        --             --              1,800              27,200              $6,413              $80,650




(1) Based on a per share market price of the Common Stock of $13.50 at June 30, 1997.

Director Compensation

       During the year ended June 30, 1997, each non-employee director of the Bank received a fee of $1,000 per Board meeting. However, if more than one Board meeting was missed during the year, the fee was $500 for the second and third meetings that were missed if the absence was excused by the Board, and no fees were paid for unexcused absences or for more than three missed meetings. In addition, each non-employee director received $300 per committee meeting. Directors who are also officers did not receive any fees for committee meetings in fiscal 1997. Mr. Sydloski received annual Board fees of $7,200 plus $600 per day for any special meetings.

Employment and Severance Agreements

       The Company and the Bank (collectively, the "Employers") entered into an employment agreement with Mr. Sydloski on March 30, 1995 in connection with the Conversion. The Employers have agreed to employ Mr. Sydloski for a term of three years in his current position. At least 30 days prior to each annual anniversary date of the employment agreement, the Boards of Directors of the Company and the Bank shall determine whether or not to extend the term of the agreement for an additional one year. Any party may elect not to extend the agreement for an additional year by providing written notice at least 30 days prior to any annual anniversary date. On January 27, 1997, the Boards of Directors of the Company and the Bank decided to extend the term of the agreement for an additional one year at Mr. Sydloski's current salary of $103,000.

       The employment agreement is terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Mr. Sydloski will be entitled to a cash severance amount equal to three times his average annual compensation over his most recent five taxable years (or such shorter time as he has been employed by the Employers), payable in equal monthly installments over 36 months. In addition, Mr. Sydloski will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until the officer obtains full-time employment with another employer, whichever occurs first.

       The Employers also entered into three-year severance agreements with Messrs. Koessel and Twardy on March 30, 1995 and a similar three-year severance agreement with Ms. Adams on April 21, 1997. At least 30 days prior to each annual anniversary date of the severance agreements, the Boards of Directors of the Company and the Bank shall determine whether or not to extend the term of the agreements for an additional one year. Any party may elect not to extend the term of the agreements by providing written notice at least 30 days prior to any annual anniversary date. On January 27, 1997, the Boards of Directors of the Company and the Bank decided to extend the terms of the agreements for Messrs.

Koessel and Twardy for an additional one year. Under the terms of such severance agreements, the Employers have agreed that in the event the officer's employment is terminated as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to (1) a cash severance amount equal to two times the highest level of his or her base salary during any of the three calendar years ending during the year in which the termination occurs, payable in equal monthly installments over 24 months, and (2) a continuation of benefits similar to those he or she is receiving at the time of such termination for a period of two years or until the officer obtains full-time employment with another employer, whichever occurs first.

       A Change in Control is generally defined in the employment and severance agreements to include any change in control required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

       Each employment and severance agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute a "parachute payment" within the meaning of
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Parachute payments generally are payments equal to or exceeding three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred (or such lesser time as the recipient has been employed). Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

       Although the above-described employment and severance agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Employee Stock Ownership Plan

       The Company has established the ESOP for employees of the Company and the Bank. Employees of the Company and the Bank who have been credited with at least 500 hours of service during a twelve month period and who have attained age 18 are eligible to participate in the ESOP.

       As part of the Conversion, the ESOP borrowed funds from the Company to purchase 162,006 shares of Common Stock issued in the Conversion. The loan to the ESOP is being repaid principally from the Bank's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The loan to the ESOP bears a fixed interest rate of 7.0%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

       Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Forfeitures are reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants vest in their right to receive their account balances within the ESOP at the rate of 20% per year starting with the completion of three years of service and will be 100% vested upon the completion of seven years of service. Credit is given for years of service with the Bank prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

       Messrs. Jackoboice, Bishop and Haisma serve as trustees of the ESOP. Under the ESOP, the trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will be voted in the same ratio on any matter as to those allocated shares for which instructions are given.

       Generally accepted accounting principles ("GAAP") require that any third party borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. Since the ESOP's loan is from the Company, such obligation is not treated as a liability, but the amount of the borrowing is deducted from stockholders' equity. If the ESOP purchases newly issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease as the newly issued shares are allocated to the ESOP participants.

       The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Defined Benefit Pension Plan

       The Bank has a defined benefit pension plan ("Retirement Plan") for all full-time employees who have completed three months of service with the Bank. In general, the Retirement Plan provides a benefit at an employee's "normal retirement age" (age 65) equal to 1.5% of average annual salary times years of credited service. The average annual salary is the average of the highest five consecutive annual salaries prior to retirement. An employee becomes fully vested upon completion of five years of qualifying service. During the year ended June 30, 1997, Bank West did not make a contribution to the Retirement Plan, as the plan was adequately funded and subject to the IRS "full funding limitation." When subject to the full funding limitation, no contribution is either required or deductible.

       The following table illustrates annual pension benefits for retirement at age 65 under various levels of compensation and years of credited service. The benefits shown in the table are subject to reduction by a specified percentage of the employee's social security benefit.

                                               Years of Credited Service
                          --------------------------------------------------------------
        Average
     Compensation             15           20            25            30          35
--------------------      ------------ -------------------------------------------------

       $40,000              $9,000      $12,000       $15,000       $18,000     $21,000
        60,000              13,500       18,000        22,500        27,000      31,500
        80,000              18,000       24,000        30,000        36,000      42,000
       100,000              22,500       30,000        37,500        45,000      52,500
       120,000              27,000       36,000        45,000        54,000      63,000
       140,000              31,500       42,000        52,500        63,000      73,500

       The figures in the above table assume that the Retirement Plan continues in its present form and that the participants elect a 10-year certain and life annuity form of benefit.

       The maximum annual compensation which may be taken into account under the Code (as adjusted from time to time by the IRS) for calculating benefits and contributions under qualified defined benefit plans currently is $160,000, and the maximum annual benefit permitted under such plans currently is $125,000.

       The pension benefits listed in the table are not subject to any deduction for Social Security or other offset amounts.

       At June 30, 1997, Mr. Sydloski had nine years of credited service under the Retirement Plan.

Transactions with Certain Related Persons

       The Bank has made, and may in the future make, loans in the ordinary course of business to directors and executive officers and their respective associates. Such loans are made on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable transactions with persons unaffiliated with the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features.

       At June 30, 1997, the Bank had six loans outstanding to directors and executive officers of the Bank, or members of their immediate families, who had an aggregate indebtedness in excess of $60,000. These loans totalled approximately $641,472 or 2.8% of the Company's total stockholders' equity at June 30, 1997.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors of the Company has appointed Crowe Chizek and Company LLP, independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending June 30, 1998, and has further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

       The Company has been advised by Crowe Chizek and Company LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Crowe Chizek and Company LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

       The Board of Directors recommends that you vote FOR the ratification of the appointment of Crowe Chizek and Company LLP as independent auditors for the fiscal year ending June 30, 1998.

                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 1998, must be received at the principal executive offices of the Company, 2185 Three Mile Road N.W., Grand Rapids, Michigan 49544, Attention: James A, Koessel, Secretary, no later than June 3, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting provided that the requirements set forth in
Article 10.D of the Company's Articles of Incorporation are satisfied in a timely manner. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the Company's immediately preceding annual stockholders' meeting.

                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1997 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

       UPON  RECEIPT  OF A WRITTEN  REQUEST,  THE  COMPANY  WILL  FURNISH TO ANY
STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1997 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO KEVIN A. TWARDY, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, BANK WEST FINANCIAL CORPORATION, 2185 THREE MILE ROAD N.W., GRAND RAPIDS, MICHIGAN 49544. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

       Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company and the Bank may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock.


       YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE- PAID ENVELOPE.

                                 REVOCABLE PROXY
                         BANK WEST FINANCIAL CORPORATION

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BANK WEST FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 29, 1997 AND AT ANY ADJOURNMENT THEREOF.

  The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Grand Rapids Elks Lodge No. 48 located at 2715 Leonard Street, N.W., Grand Rapids, Michigan 49504, on October 29, 1997, at 10:00 a.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1. Election of Directors

   Nominees for three-year term:

   Paul W. Sydloski, John H. Zwarensteyn and Harry E. Mika

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------



2. Proposal to ratify the appointment of Crowe Chizek and Company LLP as the Company's independent auditors for the fiscal year ending June 30, 1998.


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

   The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposal 2, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

   Please be sure to sign and date this Proxy in the box below.


                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above




   Detach above card, sign, date and mail in postage paid envelope provided.

                         BANK WEST FINANCIAL CORPORATION

  The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Bank West Financial Corporation called for October 29, 1997, a Proxy Statement for the Annual Meeting and the 1997 Annual Report to Stockholders.



   Please sign exactly as your name(s) appear on this Proxy. Only one signature is required in the case of a joint account. When signing in a representative capacity, please give title.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY